Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000	Exhibit 99.2

  SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended June 30,  2007. This document is dated August 2, 2007. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”)  and value of businesses acquired ("VOBA") and participating income from real estate ventures). Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and value of businesses acquired ("VOBA") and participating income from real estate ventures). Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses) but are considered part of operating income because the derivatives are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to DAC and VOBA, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION
Quarterly Financial Highlights
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2006	2006	2006	2007	2007	2006	2007
Pretax Operating Income *

Life Marketing	$51,225	$40,270	$41,913	$65,280	$37,834	$92,006	$103,114
Acquisitions	18,958	32,060	33,610	32,249	30,814	38,864	63,063
Annuities	6,150	5,351	8,403	5,606	6,669	10,891	12,275
Stable Value Contracts	11,800	10,429	12,500	12,186	12,355	24,144	24,541
Asset Protection	8,904	(14,401)	6,570	10,084	11,522	17,642	21,606
Corporate & Other	6,848	(3,928)	(2,807)	1,777	(1,300)	18,511	477
Total Pretax Operating Income	$103,885	$69,781	$100,189	$127,182	$97,894	$202,058	$225,076

Balance Sheet Data

Total GAAP Assets	$29,070,910	$38,805,973	$39,795,294	$39,791,832	$40,275,879
Share Owners' Equity	$2,043,711	$2,271,889	$2,313,075	$2,419,317	$2,293,542
Share Owners' Equity (excluding accumulated	$2,193,035	$2,233,494	$2,300,644	$2,381,363	$2,432,674
other comprehensive income) **

Stock Data

Closing Price	$46.62	$45.75	$47.50	$44.04	$47.81	$46.62	$47.81
Average Shares Outstanding
Basic	70,805,802	70,811,292	70,811,686	71,017,662	71,074,976	70,779,151	71,046,489
Diluted	71,381,677	71,355,221	71,269,472	71,487,063	71,490,467	71,469,976	71,488,786

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Statements Of Income
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2006	2006	2006	2007	2007	2006	2007
REVENUES
Gross Premiums and Policy Fees	$506,211	$637,457	$665,975	$657,017	$691,165	$1,013,905	$1,348,182
Reinsurance Ceded	(307,769)	(371,688)	(411,088)	(370,997)	(422,766)	(588,439)	(793,763)
Net Premiums and Policy Fees	198,442	265,769	254,887	286,020	268,399	425,466	554,419
Net investment income	300,734	410,746	409,233	415,682	410,436	599,799	826,118
RIGL - Derivatives	(4,799)	(55,302)	25,248	(2,291)	76,281	8,538	73,990
RIGL - All Other Investments	14,663	78,645	5,623	13,294	(66,609)	19,816	(53,315)
Other income	53,599	62,355	66,175	73,792	57,452	102,135	131,244
Total Revenues	562,639	762,213	761,166	786,497	745,959	1,155,754	1,532,456

BENEFITS & EXPENSES
Benefits and settlement expenses	335,937	488,948	462,722	467,785	458,949	685,545	926,734
Amortization of deferred policy acquisition costs and value of businesses acquired	34,153	67,199	74,421	76,380	78,036	84,184	154,416
Other operating expenses	74,807	97,711	71,720	85,138	80,130	141,995	165,268
Interest on indebtedness - subsidiaries	3,926	5,898	6,489	8,728	12,441	8,246	21,169
Interest on indebtedness - holding company - other debt	5,383	5,198	5,746	5,737	5,561	10,948	11,298
Interest on indebtedness - holding company - hybrid securities	5,747	9,361	9,402	9,401	9,401	11,493	18,802
Total Benefits and Expenses	459,953	674,315	630,499	653,169	644,518	942,411	1,297,687

INCOME BEFORE INCOME TAX	102,686	87,898	130,667	133,328	101,441	213,343	234,769
Income tax expense	35,745	30,597	45,485	42,745	36,336	74,265	79,081
Discontinued Operations	0	0	0	0	0	0	0
NET INCOME	$66,941	$57,301	$85,182	$90,583	$65,105	$139,078	$155,688

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.95	$0.63	$0.91	$1.21	$0.88
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.05)	(0.49)	0.23	(0.03)	0.68
RIGL - All Other Investments, net of participating income	0.04	0.66	0.05	0.09	(0.65)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.94	$0.80	$1.19	$1.27	$0.91
Average shares outstanding-diluted	71,381,677	71,355,221	71,269,472	71,487,063	71,490,467
Dividends paid	$0.215	$0.215	$0.215	$0.215	$0.225
PER SHARE DATA FOR YTD
Operating income-diluted *	$1.85	$2.48	$3.39	$1.21	$2.09	$1.85	$2.09
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.06	(0.43)	(0.20)	(0.03)	0.65	0.06	0.65
RIGL - All Other Investments, net of participating income	0.04	0.70	0.75	0.09	(0.56)	0.04	(0.56)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$1.95	$2.75	$3.94	$1.27	$2.18	$1.95	$2.18
Average shares outstanding-diluted	71,469,976	71,431,304	71,390,513	71,487,063	71,488,786	71,469,976	71,488,786
Dividends paid	$0.410	$0.625	$0.840	$0.215	$0.440	$0.410	$0.440

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
	2006	2006	2006	2007	2007
ASSETS
Fixed maturities	$14,901,325	$21,146,307	$21,367,263	$21,570,487	$21,459,631
Equity securities	121,215	124,495	128,695	69,211	68,540
Mortgage loans	3,537,842	3,650,356	3,880,028	4,025,025	4,119,350
Investment real estate	57,059	52,263	38,918	38,828	12,067
Policy loans	454,225	835,817	839,502	822,930	819,387
Other long-term investments	290,427	290,304	310,225	167,571	185,958
Long-term investments	19,362,093	26,099,542	26,564,631	26,694,052	26,664,933
Short-term investments	734,021	1,377,210	1,381,073	1,064,768	809,957
Total investments	20,096,114	27,476,752	27,945,704	27,758,820	27,474,890
Cash	35,718	39,285	69,516	120,190	361,129
Accrued investment income	204,572	266,688	284,529	265,772	284,181
Accounts and premiums receivable	114,514	130,427	194,447	121,051	206,857
Reinsurance receivable	3,212,207	4,541,415	4,618,122	4,780,956	4,881,638
Deferred policy acquisition costs and value of businesses acquired	2,475,843	3,099,726	3,198,735	3,212,048	3,391,650
Goodwill	49,423	68,472	100,479	100,318	100,318
Property and equipment, net	44,897	44,569	43,796	42,245	43,328
Other assets	151,499	248,197	165,656	163,543	155,102
Income Tax Receivable	19,577	0	116,318	116,684	103,097
Assets Related to Separate Accounts
Variable Annuity	2,391,285	2,604,488	2,750,129	2,790,233	2,929,160
Variable Universal Life	275,261	285,954	307,863	319,972	344,529

TOTAL ASSETS	$29,070,910	$38,805,973	$39,795,294	$39,791,832	$40,275,879

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
LIABILITIES	2006	2006	2006	2007	2007
Policy liabilities and accruals
Future policy benefits and claims	$11,681,465	$14,761,428	$15,120,996	$15,285,420	$15,644,544
Unearned premiums	814,739	906,542	938,934	1,020,401	1,093,468
Stable value product deposits	5,764,856	5,515,633	5,513,464	5,055,382	4,806,721
Annuity deposits	3,328,479	8,943,078	8,958,089	8,966,309	8,786,272
Other policyholders' funds	144,951	340,756	328,664	323,898	372,299
Securities sold under repurchase agreements	0	0	16,949	2,844	312,000
Other liabilities	923,900	1,110,058	1,310,145	1,227,373	1,345,474
Accrued income taxes	(2,004)	99,428	0	0	0
Deferred income taxes	240,774	271,894	374,486	429,481	363,153
Non-recourse funding obligations	200,000	250,000	425,000	525,000	600,000
Debt	489,532	471,132	479,132	466,532	444,852
Liabilities related to variable interest entities	435,980	435,756	420,395	421,684	400,000
Subordinated debt securities	324,743	524,743	524,743	524,743	524,743
Minority interest - subsidiaries	13,238	13,194	13,230	13,243	15,122
Liabilities related to separate accounts
Variable annuity	2,391,285	2,604,488	2,750,129	2,790,233	2,929,160
Variable universal life	275,261	285,954	307,863	319,972	344,529
TOTAL LIABILITIES	27,027,199	36,534,084	37,482,219	37,372,515	37,982,337

SHARE-OWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	443,462	441,589	438,485	440,813	442,504
Treasury stock	(11,968)	(11,906)	(11,796)	(11,468)	(11,181)
Cumulative Effect Adjustments - FAS 155 & FIN 48	0	0	0	2,146	2,146
Unallocated ESOP shares	(1,231)	(1,231)	(1,231)	(853)	(852)
Retained earnings	1,726,146	1,768,416	1,838,560	1,914,099	1,963,431
Accumulated other comprehensive income	(149,324)	38,395	12,431	37,954	(139,132)

Total Share-owners' Equity	2,043,711	2,271,889	2,313,075	2,419,317	2,293,542

TOTAL LIABILITIES AND EQUITY	$29,070,910	$38,805,973	$39,795,294	$39,791,832	$40,275,879

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$29.23	$32.49	$33.06	$34.53	$32.70
Accumulated other comprehensive income	(2.14)	0.55	0.18	0.54	(1.98)
Excluding accumulated other comprehensive income *	$31.37	$31.94	$32.88	$33.99	$34.68

Total Share-owners' Equity	$2,043,711	$2,271,889	$2,313,075	$2,419,317	$2,293,542
Accumulated other comprehensive income	(149,324)	38,395	12,431	37,954	(139,132)
Share-owners' Equity (excluding accumulated other comprehensive income) *	$2,193,035	$2,233,494	$2,300,644	$2,381,363	$2,432,674

Common shares outstanding	69,916,577	69,934,277	69,964,648	70,056,891	70,140,728
Treasury Stock shares	3,335,383	3,317,683	3,287,312	3,195,069	3,111,232

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION
Calculation of Operating Earnings Per Share
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2006	2006	2006	2007	2007	2006	2007

CALCULATION OF NET INCOME PER SHARE

Net income	$66,941	$57,301	$85,182	$90,583	$65,105	$139,078	$155,688

Average shares outstanding-basic	70,805,802	70,811,292	70,811,686	71,017,662	71,074,976	70,779,151	71,046,489
Average shares outstanding-diluted	71,381,677	71,355,221	71,269,472	71,487,063	71,490,467	71,469,976	71,488,786

Net income per share-basic	$0.94	$0.81	$1.21	$1.28	$0.92	$1.96	$2.19
Net income per share-diluted	$0.94	$0.80	$1.19	$1.27	$0.91	$1.95	$2.18

Income from continuing operations	$66,941	$57,301	$85,182	$90,583	$65,105	$139,078	$155,688
EPS (basic)	$0.94	$0.81	$1.21	$1.28	$0.92	$1.96	$2.19
EPS (diluted)	$0.94	$0.80	$1.19	$1.27	$0.91	$1.95	$2.18

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(4,799)	$(55,302)	$25,248	$(2,291)	$76,281	$8,538	$73,990
Derivative Gains related to Corporate Debt and Investments	(674)	(654)	(77)	(257)	(237)	(2,005)	(494)
Derivative Gains related to Annuities	(672)	1,808	960	(254)	(1,351)	(21)	(1,605)
RIGL - All Other Investments, net of participating income	6,495	78,645	5,623	10,144	(70,316)	6,322	(60,172)
Related amortization of DAC & VOBA	(1,549)	(6,379)	(1,276)	(1,196)	(830)	(1,549)	(2,026)
	(1,199)	18,118	30,478	6,146	3,547	11,285	9,693
Tax effect	419	(6,341)	(10,667)	(2,151)	(1,242)	(3,950)	(3,393)
	$(780)	$11,777	$19,811	$3,995	$2,305	$7,335	$6,300

RIGL - Derivatives per share-diluted	$(0.05)	$(0.49)	$0.23	$(0.03)	$0.68	$0.06	$0.65
RIGL - All Other Investments per share-diluted	$0.04	$0.66	$0.05	$0.09	$(0.65)	$0.04	$(0.56)

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.94	$0.80	$1.19	$1.27	$0.91	$1.95	$2.18
Discontinued operations	0	0	0	0	0	0	0
RIGL - Derivatives per share-diluted	(0.05)	(0.49)	0.23	(0.03)	0.68	0.06	0.65
RIGL - All Other Investments, net of participating income per share-diluted	0.04	0.66	0.05	0.09	(0.65)	0.04	(0.56)
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$0.95	$0.63	$0.91	$1.21	$0.88	$1.85	$2.09

NET OPERATING INCOME *

Net income	$66,941	$57,301	$85,182	$90,583	$65,105	$139,078	$155,688
RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(3,994)	(35,197)	16,985	(1,822)	48,551	4,233	46,729
RIGL - All Other Investments net of tax, amortization, and participating income	3,216	46,972	2,826	5,816	(46,245)	3,103	(40,429)
Discontinued operations	0	0	0	0	0	0	0
Change in accounting principle	0	0	0	0	0	0	0
Net operating income	$67,719	$45,526	$65,371	$86,589	$62,799	$131,742	$149,388

PRETAX OPERATING INCOME **

Income before income tax and discontinued operations	$102,686	$87,898	$130,667	$133,328	$101,441	$213,343	$234,769
RIGL - Derivatives	(4,799)	(55,302)	25,248	(2,291)	76,281	8,538	73,990
Derivative gains related to corporate debt, investments & annuities	(1,346)	1,153	883	(511)	(1,588)	(2,026)	(2,099)
RIGL - All Other Investments, net of participating income	6,495	78,645	5,623	10,144	(70,316)	6,322	(60,172)
Related amortization of DAC & VOBA	(1,549)	(6,379)	(1,276)	(1,196)	(830)	(1,549)	(2,026)
Pretax operating income	$103,885	$69,781	$100,189	$127,182	$97,894	$202,058	$225,076

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION
Invested Asset Summary
(Dollars in millions)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
	2006	2006	2006	2007	2007
Total Portfolio

Fixed Income	$14,901.3	$21,146.3	$21,367.3	$21,570.5	$21,459.6
Mortgage Loans	3,537.8	3,650.4	3,880.0	4,025.0	4,119.4
Real Estate	57.1	52.3	38.9	38.8	12.1
Equities	121.2	124.5	128.7	69.2	68.5
Policy Loans	454.2	835.8	839.5	822.9	819.4
Short Term Investments	734.0	1,377.2	1,381.1	1,064.8	810.0
Other Long Term Investments	290.4	290.3	310.2	167.6	186.0
Total Invested Assets	$20,096.1	$27,476.8	$27,945.7	$27,758.8	$27,474.9

Fixed Income

Corporate Bonds	$6,571.3	$10,247.2	$10,223.1	$10,796.0	$10,972.0
Mortgage Backed Securities	5,900.0	8,299.4	7,870.3	8,331.8	8,004.5
US Govt Bonds	908.4	654.4	1,373.8	529.4	570.8
Public Utilities	1,477.2	1,821.0	1,784.5	1,794.4	1,820.3
States, Municipals and Political Subdivisions	44.1	124.0	115.3	118.6	91.7
Preferred Securities	0.1	0.1	0.1	0.1	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.2	0.2
Total Fixed Income Portfolio	$14,901.3	$21,146.3	$21,367.3	$21,570.5	$21,459.6

Fixed Income - Quality

AAA	46.0%	44.8%	46.2%	44.1%	42.5%
AA	3.4%	6.6%	6.8%	8.4%	8.5%
A	16.2%	18.5%	18.4%	19.1%	19.8%
BBB	29.6%	28.1%	27.0%	26.7%	26.7%
BB or Less	4.8%	2.0%	1.6%	1.7%	2.5%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	68.1%	68.1%	68.3%	66.9%	65.9%
Apartments	10.6%	10.6%	10.0%	11.2%	11.6%
Office Buildings	11.2%	11.7%	11.9%	12.2%	12.8%
Warehouses	7.8%	7.2%	7.1%	7.0%	7.6%
Miscellaneous	2.3%	2.4%	2.7%	2.7%	2.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$0.0	$0.0	$0.0	$2.0	$0.0
90 Days Past Due	3.1	6.6	0.0	0.0	0.0
Renegotiated Loans	0.2	0.2	0.1	0.1	2.1
Foreclosed Real Estate	5.1	5.1	15.7	0.0	0.0
	$8.3	$11.8	$15.8	$2.1	$2.1

PROTECTIVE LIFE CORPORATION
Life Marketing and Acquisitions - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2006	2006	2006	2007	2007	2006	2007
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$325,496	$327,355	$349,650	$345,685	$361,624	$650,860	$707,309
Reinsurance Ceded	(237,148)	(206,269)	(254,542)	(207,614)	(239,702)	(445,779)	(447,316)
Net Premiums and Policy Fees	88,348	121,086	95,108	138,071	121,922	205,081	259,993
Net investment income	75,474	80,444	79,726	81,103	82,291	148,327	163,394
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	32,735	32,278	43,539	51,365	30,992	62,074	82,357
Total Revenues	196,557	233,808	218,373	270,539	235,205	415,482	505,744

BENEFITS & EXPENSES
Benefits and settlement expenses	122,432	147,213	130,396	149,329	152,147	258,331	301,476
Amortization of deferred policy acquisition costs and value of businesses acquired	1,636	21,689	17,436	28,698	25,564	21,102	54,262
Other operating expenses	21,264	24,636	28,628	27,232	19,660	44,043	46,892
Total Benefits and Expenses	145,332	193,538	176,460	205,259	197,371	323,476	402,630

INCOME BEFORE INCOME TAX	$51,225	$40,270	$41,913	$65,280	$37,834	$92,006	$103,114

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$63,203	$188,491	$199,891	$194,482	$214,464	$126,189	$408,946
Reinsurance Ceded	(16,617)	(112,636)	(110,416)	(118,242)	(137,370)	(33,259)	(256,612)
Net Premiums and Policy Fees	46,586	75,855	89,475	76,240	77,094	92,930	153,334
Net investment income	53,626	152,834	152,686	148,986	145,263	108,116	294,249
RIGL - Derivatives	0	(58,544)	13,379	(3,703)	71,782	0	68,079
RIGL - All Other Investments	0	74,628	(747)	7,933	(69,216)	0	(61,283)
Other income	293	4,774	354	2,248	2.525	910	4,773
Total Revenues	100,505	249,547	255,147	231,704	227,448	201,956	459,152

BENEFITS & EXPENSES
Benefits and settlement expenses	66,984	178,946	181,149	161,904	158,284	134,438	320,188
Amortization of deferred policy acquisition costs and value of businesses acquired	6,809	15,142	30,528	20,554	19,977	13,144	40,531
Other operating expenses	7,754	12,501	(1,182)	13,373	16,584	15,510	29,957
Total Benefits and Expenses	81,547	206,589	210,495	195,831	194,845	163,092	390,676

INCOME BEFORE INCOME TAX	18,958	42,958	44,652	35,873	32,603	38,864	68,476

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	0	(58,544)	13,379	(3,703)	71,782	0	68,079
Less: RIGL - All Other Investments	0	74,628	(747)	7,933	(69,216)	0	(61,283)
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	0	5,186	1,590	606	777	0	1,383

PRETAX OPERATING INCOME	$18,958	$32,060	$33,610	$32,249	$30,814	$38,864	$63,063

PROTECTIVE LIFE CORPORATION
Life Marketing and Annuities Data
(Dollars in thousands)
(Unaudited)

	2006	2006	2006	2007	2007	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2006	2007
LIFE MARKETING

SALES BY PRODUCT
Term	$35,733	$39,552	$32,618	$33,492	$43,955	$73,210	$77,447
U/L	16,109	13,028	15,090	14,197	18,515	47,597	32,712
VUL	1,628	1,697	1,914	1,828	2,181	2,913	4,009
Total	$53,470	$54,277	$49,622	$49,517	$64,651	$123,720	$114,168

SALES BY DISTRIBUTION
Brokerage general agents	$32,644	$33,733	$29,438	$29,879	$41,210	$70,824	$71,089
Independent agents	9,216	7,814	9,932	8,328	10,629	23,016	18,957
Stockbrokers/banks	8,082	7,116	6,983	8,493	9,452	21,649	17,945
Direct Response & BOLI	3,528	5,614	3,269	2,817	3,360	8,231	6,177
Total	$53,470	$54,277	$49,622	$49,517	$64,651	$123,720	$114,168

ANNUITIES

SALES
Variable Annuity	$81,206	$76,299	$91,526	$79,671	$123,263	$154,937	$202,934
Immediate Annuity	49,113	59,292	73,057	55,201	61,517	94,158	116,718
Single Premium Deferred Annuity	0	151,172	124,688	75,838	114,326	0	190,164
Market Value Adjusted Annuity	58,464	112,511	99,166	105,195	121,839	86,837	227,034
Equity Indexed Annuity	29,002	16,975	12,648	7,628	7,872	47,674	15,500
Total	$217,785	$416,249	$401,085	$323,533	$428,817	$383,606	$752,350

PRETAX OPERATING INCOME
Variable Annuity	$5,425	$3,484	$5,701	$4,673	$5,114	$10,705	$9,787
Fixed Annuity	725	1,867	2,702	933	1,555	186	2,488
Total	$6,150	$5,351	$8,403	$5,606	$6,669	$10,891	$12,275

DEPOSIT BALANCE
VA Fixed Annuity	$218,951	$209,135	$206,237	$194,479	$214,966
VA Separate Account Annuity	2,331,932	2,424,837	2,559,452	2,594,554	2,725,302
Sub-total	2,550,883	2,633,972	2,765,689	2,789,033	2,940,268
Fixed Annuity	3,256,655	3,521,346	3,780,062	3,929,194	4,164,402
Total	$5,807,538	$6,155,318	$6,545,751	$6,718,227	$7,104,670

PROTECTIVE LIFE CORPORATION
Annuities, Stable Value Contracts, and Asset Protection
Quarterly Earnings Trends (Dollars in thousands)
(Unaudited)
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2006	2006	2006	2007	2007	2006	2007
ANNUITIES
REVENUES
Gross Premiums and Policy Fees	$8,000	$7,794	$8,136	$8,262	$8,633	$16,144	$16,895
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	8,000	7,794	8,136	8,262	8,633	16,144	16,895
Net investment income	54,865	56,475	60,326	60,861	64,890	108,359	125,751
RIGL - Derivatives	672	(1,808)	(960)	254	1,351	21	1,605
RIGL - All Other Investments	1,598	3,412	(223)	1,664	53	1,508	1,717
Other income	2,343	2,469	2,725	2,713	2,797	5,242	5,510
Total Revenues	67,478	68,342	70,004	73,754	77,724	131,274	151,478

BENEFITS & EXPENSES
Benefits and settlement expenses	46,883	48,233	48,809	55,949	56,101	94,196	112,050
Amortization of deferred policy acquisition costs and value of businesses acquired	7,383	7,778	7,585	5,128	9,909	12,509	15,037
Other operating expenses	7,013	4,761	5,116	5,997	5,045	13,719	11,042
Total Benefits and Expenses	61,279	60,772	61,510	67,074	71,055	120,424	138,129

INCOME BEFORE INCOME TAX	6,199	7,570	8,494	6,680	6,669	10,850	13,349

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	672	(1,808)	(960)	254	1,351	21	1,605
Add back: Derivative gains related to equity indexed annuities	672	(1,808)	(960)	254	1,351	21	1,605
Less: RIGL - All Other Investments	1,598	3,412	(223)	1,664	53	1,508	1,717
Add back: Related amortization of deferred policy acquisition costs	1,549	1,193	(314)	590	53	1,549	643

PRETAX OPERATING INCOME	$6,150	$5,351	$8,403	$5,606	$6,669	$10,891	$12,275

STABLE VALUE CONTRACTS
REVENUES
Gross Premiums and Policy Fees	$0	$0	$0	$0	$0	$0	$0
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	0	0	0	0	0	0	0
Net investment income	82,350	80,734	80,336	79,101	71,478	164,583	150,579
RIGL - Derivatives	98	(13)	210	4,270	(104)	410	4,166
RIGL - All Other Investments	612	4,534	574	(2,845)	(479)	(4,554)	(3,324)
Other income	0	0	0	0	0	0	0
Total Revenues	83,060	85,255	81,120	80,526	70,895	160,439	151,421

BENEFITS & EXPENSES
Benefits and settlement expenses	68,415	68,154	65,819	64,719	57,097	135,878	121,816
Amortization of deferred policy acquisition costs and value of businesses acquired	1,136	1,064	1,009	1,168	987	2,365	2,155
Other operating expenses	999	1,087	1,008	1,028	1,039	2,196	2,067
Total Benefits and Expenses	70,550	70,305	67,836	66,915	59,123	140,439	126,038

INCOME BEFORE INCOME TAX	12,510	14,950	13,284	13,611	11,772	20,000	25,383

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	98	(13)	210	4,270	(104)	410	4,166
Less: RIGL-All Other Investments	612	4,534	574	(2,845)	(479)	(4,554)	(3,324)

PRETAX OPERATING INCOME	$11,800	$10,429	$12,500	$12,186	$12,355	$24,144	$24,541

ASSET PROTECTION
REVENUES
Gross Premiums and Policy Fees	$100,203	$104,564	$99,067	$99,420	$97,985	$200,893	$197,405
Reinsurance Ceded	(53,997)	(52,775)	(46,126)	(45,138)	(45,689)	(109,390)	(90,827)
Net Premiums and Policy Fees	46,206	51,789	52,941	54,282	52,296	91,503	106,578
Net investment income	8,076	8,649	8,812	9,212	9,467	15,884	18,679
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	16,021	20,597	18,087	16,529	20,455	28,065	36,984
Total Revenues	70,303	81,035	79,840	80,023	82,218	135,452	162,241

BENEFITS & EXPENSES
Benefits and settlement expenses	22,870	26,137	27,202	25,815	26,113	45,079	51,928
Amortization of deferred policy acquisition costs and value of businesses acquired	16,321	20,713	17,111	20,703	21,464	33,241	42,167
Other operating expenses	22,208	48,586	28,957	23,421	23,119	39,490	46,540
Total Benefits and Expenses	61,399	95,436	73,270	69,939	70,696	117,810	140,635

INCOME BEFORE INCOME TAX	$8,904	$(14,401)	$6,570	$10,084	$11,522	$17,642	$21,606

PROTECTIVE LIFE CORPORATION
Stable Value Contracts and Asset Protection Data
(Dollars in thousands)
(Unaudited)

	2006	2006	2006	2007	2007	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2006	2007
STABLE VALUE CONTRACTS

SALES
GIC	$111,400	$107,500	$29,000	$2,500	$75,000	$157,600	$77,500
GFA - Direct Institutional	0	0	0	0	0	0	0
GFA - Non-Registered	0	0	0	0	0	0	0
GFA - Registered - Institutional	0	0	0	0	50,000	0	50,000
GFA - Registered - Retail	13,078	54,743	31,164	13,120	10,014	53,919	23,134
Total	$124,478	$162,243	$60,164	$15,620	$135,014	$211,519	$150,634

DEPOSIT BALANCE
Quarter End Balance	$5,764,856	$5,515,633	$5,513,464	$5,055,382	$4,806,721	$5,764,856	$4,806,721
Average Daily Balance	$5,853,111	$5,662,236	$5,520,061	$5,461,832	$4,780,565	$5,914,749	$5,119,688

OPERATING SPREAD	0.82%	0.75%	0.93%	0.92%	1.04%	0.83%	0.97%

	2006	2006	2006	2007	2007	6 MOS	6 MOS
	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	2006	2007

ASSET PROTECTION

SALES
Credit	$39,952	$41,488	$27,482	$28,082	$31,579	$71,799	$59,661
Service Contracts	73,347	79,183	73,534	72,937	86,519	127,064	159,456
Other	22,900	35,792	39,456	38,030	35,796	39,821	73,826
Total	$136,199	$156,463	$140,472	$139,049	$153,894	$238,684	$292,943

PROTECTIVE LIFE CORPORATION
Corporate & Other Segment - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS	6 MOS
	2006	2006	2006	2007	2007	2006	2007

REVENUES
Gross Premiums and Policy Fees	$9,309	$9,253	$9,231	$9,169	$8,458	$19,819	$17,627
Reinsurance Ceded	(7)	(8)	(4)	(4)	(4)	(11)	(8)
Net Premiums and Policy Fees	9,302	9,245	9,227	9,165	8,454	19,808	17,619
Net investment income	26,343	31,610	27,347	36,419	37,047	54,530	73,466
RIGL - Derivatives	(5,569)	5,063	12,619	(3,112)	3,252	8,107	140
RIGL - All Other Investments	12,453	(3,929)	6,019	6,542	3,033	22,862	9,575
Other income	2,207	2,237	1,470	937	683	5,844	1,620
Total Revenues	44,736	44,226	56,682	49,951	52,469	111,151	102,420

BENEFITS & EXPENSES
Benefits and settlement expenses	8,353	20,265	9,347	10,069	9,207	17,623	19,276
Amortization of deferred policy acquisition costs and value of businesses acquired	868	813	752	129	135	1,823	264
Other operating expenses	30,625	26,597	30,829	37,953	42,086	57,724	80,039
Total Benefits and Expenses	39,846	47,675	40,928	48,151	51,428	77,170	99,579

INCOME BEFORE INCOME TAX	4,890	(3,449)	15,754	1,800	1,041	33,981	2,841

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(5,569)	5,063	12,619	(3,112)	3,252	8,107	140
Less: RIGL-All Other Investments, net of participating income	4,285	(3,929)	6,019	3,392	(674)	9,368	2,718
Add back: Derivative gains related to corporate debt and investments	674	654	77	257	237	2,005	494

PRETAX OPERATING INCOME	$6,848	$(3,929)	$(2,807)	$1,777	$(1,300)	$18,511	$477